UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2012

Ohr Pharmaceutical, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-88480	#90-0577933
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

489 5th Ave, 28th Floor, New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212)-682-8452

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure.

Ohr Pharmaceutical Inc. (the "Company") will be making a presentation to potential investors and executives at the Biotech Showcase conference on January 9, 2012 at 4:30pm PST. The slide address is attached to this Current Report on Form 8-K as exhibit 99.1. The slide address will provide those in attendance with, among other things, an update on our active clinical development programs, the Company’s business outlook, select financial and operational metrics, and expected milestones for 2012. The slide address will be available at www.ohrpharmaceutical.com

The information contained herein is being furnished pursuant to Item 7.01 of Form 8-K, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Exhibit          No.  Description
----------   -------------------------------------------------------------------
99.1	Slide address for presentation on January 9, 2012 at the Biotech Showcase conference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OHR PHARMACEUTICAL, INC.

 Dated: January 9, 2012

By: /s/ Irach Taraporewala

Dr. Irach Taraporewala, President and CEO